UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Definitive Proxy Statement

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☐	Soliciting Material under Rule 14a-12

ADVANCED MICRO DEVICES, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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Your Vote Counts! ADVANCED MICRO DEVICES, INC. 2023 Annual Meeting Vote by May 17, 2023 11:59 PM ET ADVANCED MICRO DEVICES, INC. PROXY SERVICES C/O COMPUTERSHARE P.O. BOX 43004 PROVIDENCE, RI 02940 V00324-P86312 You invested in ADVANCED MICRO DEVICES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 18, 2023. Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 4, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and May 18, 2023 9:00 a.m. Pacific Time vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/AMD2023 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. Nora M. Denzel For 1b. Mark Durcan For 1c. Michael P. Gregoire For 1d. Joseph A. Householder For 1e. John W. Marren For 1f. Jon A. Olson For 1g. Lisa T. Su For 1h. Abhi Y. Talwalkar For 1i. Elizabeth W. Vanderslice For 2. Approve of the Advanced Micro Devices, Inc. 2023 Equity Incentive Plan. For 3. Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year. For 4. Advisory vote to approve the executive compensation of our named executive officers. For 5. Advisory vote on the frequency of future advisory votes on executive compensation. 1 Year 6. Transact any other business that properly comes before our Annual Meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V00325-P86312